UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2004

SEMCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15565	38-2144267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28470 13 Mile Road, Ste. 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	248-702-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

On September 3, 2004, SEMCO Energy, Inc. (the "Company") issued the attached press release announcing the completion of the sale of the assets of its construction services business to InfraSource Services, Inc. for $21.3 million in cash. The Company also expects to receive additional cash of approximately $4 million from the refund of certain pre-paid assets not acquired by InfraSource.

Item 9.01(c)    Exhibits.

99    Press Release issued September 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Date: September 8, 2004	By:	/s/ Michael V. Palmeri

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Form 8-K
September 3, 2004

Filed
Exhibit No.	Description	Herewith	By Reference

99	Press Release issued September 3, 2004.	x

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